SECURITIES AND EXCHANGE COMMISSION
                             Washington, D. C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

                        Date of Report (Date of earliest
                                event reported):

                                  May 27, 2003

                 INTERACTIVE MOTORSPORTS AND ENTERTAINMENT CORP.
             (Exact name of registrant as specified in its charter)

                                     Indiana
                 (State or other jurisdiction of incorporation)

         000-30771                                87-0678630
  (Commission File No.)                 (I.R.S. Employer Identification No.)

                              5624 West 73rd Street
                             Indianapolis, IN 46278
                    (Address of principal executive officer)


                                 (317) 295-3500
              (Registrant's telephone number, including area code)



                                 Not Applicable
          (Former name or former address, if changed since last report)


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Item 5. Other Events and Regulation FD Disclosure

     In a letter dated May 27, 2003, Frederick C. Treadway notified Registrant Interactive Motorsports and Entertainment Corp. (the "Company") that he was resigning from the Company's Board of Directors because his prior commitments and current ventures are very time consuming and do not permit him to give service on the Company's Board of Directors the attention it deserves. The resignation was effective immediately.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Date:  June 4, 2003

                           INTERACTIVE MOTORSPORTS AND ENTERTAINMENT CORP.

                           By: /s/ William Donaldson
                              ------------------------------------------
                              William Donaldson
                              Chairman and Chief Executive Officer